EXHIBIT 1

Joint Filing Agreement Pursuant to Rule 13d-1(f)(1)


      This agreement is made pursuant to Rule 13d-1(f)(1) under the Securities Exchange Act of 1934 (the "Act") by and among the parties listed below, each referred to herein as a "Joint Filer". The Joint Filers agree that a statement of beneficial ownership as required by Section 13(d) of the Act and the Rules thereunder may be filed on each of their behalf on
 Schedule 13D or Schedule 13G, as appropriate, and that said joint filing may thereafter be amended by further joint filings. The Joint Filers state that they each satisfy the requirements for making a joint filing under Rule 13d-1.


                               WAND/IMA INVESTMENTS, L.P.


 September 15, 1999            /s/ Bruce W. Schnitzer
 _____________________         _____________________________________
 Dated                         Signed by Bruce W. Schnitzer,
                               Treasurer of Wand Partners (S.C.) Inc.,its
                               general partner


                               WAND/IMA INVESTMENTS II L.P.


 September 15, 1999            /s/ Bruce W. Schnitzer
 ______________________        ________________________________________
 Dated                         Signed by Bruce W. Schnitzer,
                               Treasurer of Wand Partners (S.C.) Inc. and
                               Chairman and Treasurer of Wand (IMA) Inc.,its
                               general partners


                               WAND/IMA INVESTMENTS III L.P.


 September 15, 1999            /s/ Bruce W. Schnitzer
 ________________________      _________________________________________
 Dated                         Signed by Bruce W. Schnitzer,
                               Treasurer of Wand (IMA) Inc.,
                               its general partner


                               WAND PARTNERS (S.C.) INC.


 September 15, 1999            /s/ Bruce W. Schnitzer
 _________________________     _________________________________________
 Dated                         Signed by Bruce W. Schnitzer,
                               its Treasurer


                               WAND (IMA) INC.


 September 15, 1999            /s/ Bruce W. Schnitzer
 _________________________     _______________________________________
 Dated                         Signed by Bruce W. Schnitzer,
                               its Chairman and Treasurer


                               WAND EQUITY PORTFOLIO II L.P.


 September 15, 1999            /s/ Bruce W. Schnitzer
 __________________________    _______________________________________
 Dated                         Signed by Bruce W. Schnitzer,
                               Managing Member of Wand Partners LLC, its
                               general partner


                               WAND AFFILIATES FUND L.P.


 September 15, 1999            /s/ Bruce W. Schnitzer
 __________________________    _______________________________________
 Dated                         Signed by Bruce W. Schnitzer,
                               Managing Member of Wand AF LLC, its general
                               partner


                               WAND PARTNERS LLC


 September 15, 1999            /s/ Bruce W. Schnitzer
 ___________________________   _____________________________________
 Dated                         Signed by Bruce W. Schnitzer,
                               Its Managing Member


                               WAND AF LLC


 September 15, 1999            /s/ Bruce W. Schnitzer
 ___________________________   ____________________________________
 Dated                         Signed by Bruce W. Schnitzer,
                               Its Managing Member


                               BRUCE W. SCHNITZER


 September 15, 1999            /s/ Bruce W. Schnitzer
 ___________________________   ___________________________________
 Dated


                               DAVID J. CALLARD


 September 15, 1999            /s/ David J. Callard
 ___________________________   ___________________________________
 Dated